INCOME TAXES - Expected Tax Expense (Benefit) Based on U.S. Federal Statutory Rate (Detail 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Federal
Current	$ 0	$ 0
Deferred	3,023	7,871
State
Current	0	0
Deferred	1,132	1,146
Change in Valuation Allowance	(4,155)	(9,017)
Income Tax Provision (Benefit)	$ 0	$ 0